UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2004

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        On June 28, 2004, the Board of Directors of Provident Financial Holdings, Inc. (the "Corporation") authorized the repurchase of up to 5% of its common stock, or approximately 354,585 shares. Shares will be repurchased from time to time in the open market over a one-year period depending on market conditions and the capital requirements of the Corporation.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

                99    Corporation's news release dated June 28, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2004                                        Provident Financial Holdings, Inc.

                                                                        /s/ Craig G. Blunden

                                                                        Craig G. Blunden
                                                                        Chairman, President and Chief Executive Officer
                                                                        (Principal Executive Officer)

                                                                        /s/ Donavon P. Ternes

                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)

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Exhibit 99

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3756 Central Ave.                                                                                      NEWS RELEASE
Riverside, CA 92506
(909) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES 5% STOCK REPURCHASE PROGRAM AND EARLY
COMPLETION OF THE AUGUST 2003 STOCK REPURCHASE PROGRAM

        Riverside, Calif. - June 28, 2004 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that its Board of Directors authorized the repurchase of up to 5% of its common stock, or approximately 354,585 shares. The new program is the result of the early completion of the 5% repurchase program implemented in August 2003, which was completed earlier this month.

        Shares will be repurchased from time to time in the open market over a one-year period depending on market conditions and the capital requirements of the Company. This repurchase program represents the tenth buyback through which the Company has previously retired approximately 4.72 million shares.

Safe-Harbor Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Forward looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:       Craig G. Blunden                                         Donavon P. Ternes
                     Chairman, President & CEO                        Chief Financial Officer

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